                                                                   Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of American Italian Pasta
Company (the "Company") on Form 10-Q for the quarterly period ended July 2,
2004, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), the undersigned, in the capacities and dates indicated
below, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.
906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 30, 2004                              /s/ Timothy S. Webster
                                           -----------------------------------
                                           Timothy S. Webster
                                           President and Chief Executive Officer

July 30, 2004                               /s/ Warren B. Schmidgall
                                           -----------------------------------
                                           Warren B. Schmidgall
                                           Executive Vice President and
                                           Chief Financial Officer